Exhibit 10.2

COMMON STOCK

PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of the 27th day of March, 2013, by and among U.S. Auto Parts Network, Inc., a Delaware corporation (the “Company”), and the investors set forth on the signature pages hereto (the “Investors”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of Common Stock.

1.1 Sale and Issuance of Common Stock.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Investors of an aggregate of 2,050,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) at a purchase price of $1.09 per share (the “Per Share Purchase Price”).

(b) Subject to the terms and conditions of this Agreement, each Investor, severally and not jointly, agrees to purchase at the Closing and the Company agrees to sell and issue to such Investor at the Closing the number of shares of Common Stock set forth on such Investor’s signature page hereof at the Per Share Purchase Price (the “Shares”).

1.2 Closing. Subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2, the purchase and sale of the Shares shall take place at the offices of Cooley LLP located at 4401 Eastgate Mall, San Diego, California at 10:00 A.M., on April 3, 2013, or at such other time and place as the Company and the Investors may mutually agree (the “Closing”). At the Closing, the Company shall cause its transfer agent to deliver to each Investor, via electronic book-entry, the Shares that such Investor is purchasing against payment of the purchase price therefor by wire transfer of immediately available funds to an account specified by the Company in writing to the Investors.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor as of the date of this Agreement that:

(a) The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state. Except as disclosed in the SEC Documents (as defined herein), the Company does not own or control any equity security or other interest of any corporation, limited partnership or other business entity.

(b) The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Shares and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in

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accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally. The execution and delivery of this Agreement does not, and the performance of this Agreement and the compliance with the provisions hereof will not, materially conflict with, or result in a material breach or material violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Company’s Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) or the Company’s Amended and Restated Bylaws (the “Bylaws”) or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or material instrument to which the Company or any of its properties is subject.

(c) The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, $0.001 par value, 31,151,075 shares of which are outstanding, and (ii) 10,000,000 shares of Preferred Stock, $0.001 par value, of which, 4,149,997 shares are designated Series A Preferred Stock, 3,999,997 shares of which are outstanding. Except as disclosed in the SEC Documents and as contemplated by this Agreement, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind.

(d) When issued in compliance with the provisions of this Agreement and the Restated Certificate, the Shares will be validly issued, fully paid and nonassessable. The issuance and delivery of the Shares is not subject to preemptive or any other similar rights of the stockholders of the Company or to any liens or encumbrances imposed by the Company.

(e) The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the “Commission”) under Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the 12 months preceding the date of this Agreement or has received a valid extension of such time of filing and has filed any such documents prior to the expiration of any such extension. As of their respective filing dates, all documents filed by the Company with the Commission (including the Company’s Form 10-K for its fiscal year ended December 29, 2012, the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present in all material respects the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments

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or to the extent that such unaudited statements do not include footnotes). All material agreements to which the Company is a party or to which the property or assets of the Company are subject that are required to be filed with the Commission are included as part of or specifically identified in the SEC Documents.

(f) The Company meets the requirements for use of Form S-3 under the Securities Act, and has filed with the Commission a registration statement on such Form (Registration File No. 333-173856), which became effective as of August 10, 2011, for the registration under the Securities Act of the Shares. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus filed with the Commission on August 11, 2011 and related to such registration statement, relating to the offer to sell and proposed sale of the Shares and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form filed with the Commission on August 11, 2011, is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement”. Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Exchange Act, on or before the date of this Agreement, or on or before the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.

(g) The Registration Statement contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not

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misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations and none of such Incorporated Documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Investor specifically for use in the Registration Statement or the Prospectus Supplement. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Securities Act or will not be filed within the requisite time period.

(h) Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing, any offering material in connection with the offering and sale of the Shares other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

(i) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (i) compliance with the securities and blue sky laws in the states in which the Shares are offered and/or sold, which compliance will be effected in accordance with such laws, (ii) the filing of the Prospectus Supplement and any amendments thereto with the Commission as contemplated by this Agreement, (iii) the filing of the NASDAQ Stock Market Notification Form with The NASDAQ Stock Market (“NASDAQ”) and (iv) the filing of a Form 8-K related to the transactions contemplated by this Agreement.

(j) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on NASDAQ, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the

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Exchange Act or de-listing the Common Stock from NASDAQ, nor has the Company received any notification that the Commission, the Financial Industry Regulatory Authority or NASDAQ is contemplating terminating such registration or listing.

(k) The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and immediately after receipt of payment for the Shares will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(l) The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it. Except as disclosed in the SEC Documents, the Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company is made known to its chief executive officer and chief financial officer by others within the Company. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by its most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the Company’s disclosure controls and procedures based on their evaluations as of the Evaluation Date.

3. Representations and Warranties of the Investor. Each Investor hereby represents and warrants to the Company as of the date of this Agreement that:

(a) The Investor has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The Investor, in connection with its decision to purchase the Shares, relied only upon the Base Prospectus, the Prospectus Supplement, the Incorporated Documents, and any representations and warranties of the Company contained herein and understands that no person has been authorized to give any information or to make any representations that were not contained in such documents, and Investor has not relied on any such other information or representations in making a decision to purchase the Shares. Investor understands that an investment in the Company involves a high degree of risk for the reasons, among others, set forth under the caption “Risk Factors” in the Base Prospectus, the Prospectus Supplement and the Incorporated Documents.

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(c) The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares in any jurisdiction outside the United States where action for that purpose is required.

(d) The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

4. Conditions to Closing.

4.1 Conditions to Investors’ Obligations at the Closing. The obligation of each Investor to purchase and acquire the Shares hereunder shall be subject to the conditions that:

(a) all representations and warranties of the Company herein shall be true and correct in all material respects as of and on each of the date of this Agreement and the date of the Closing;

(b) the Company shall have performed all of its obligations hereunder; and

(c) the Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, and the Investor shall have received the Base Prospectus and the Prospectus Supplement in accordance with the federal securities laws.

4.2 Conditions to Company’s Obligations at the Closing. The obligation of the Company to sell the Shares hereunder shall be subject to the conditions that:

(a) all representations and warranties and other statements of the Investors herein shall be true and correct in all material respects as of and on each of the date of this Agreement and the date of the Closing; and

(b) the Investors shall have performed all of their obligations hereunder, including but not limited to payment of the “Total Purchase Price” for such Investor’s Shares as set forth on such Investor’s signature page hereof.

5. Miscellaneous.

5.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns

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any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

5.3 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Electronic or facsimile signatures shall be as effective as original signatures.

5.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by 10 days’ advance written notice to the other parties.

5.6 Finder’s Fee. Except for any payments by the Company to Roth Capital Partners, LLC in connection with the Closing, each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

5.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Investor.

5.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.9 Entire Agreement. This Agreement and the other documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

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IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase Agreement as of the day and year first above written.

U.S. AUTO PARTS NETWORK, INC.

By:	/s/ Shane Evangelist

Name:	Shane Evangelist

Title:	Chief Executive Officer

Address:	16941 Keegan Avenue
Carson, CA 90746

[INVESTOR SIGNATURE PAGES TO COMMON STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase Agreement as of the day and year first above written.

Name of Investor:	William Blair & Company, LLC

Signature of Authorized Signatory of Investor:	/s/ Mike Balkin

Name of Authorized Signatory:	Mike Balkin

Title of Authorized Signatory:	Portfolio Manager

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice of Investor:

Address for Delivery of Shares for Investor (if not same as address for notice):

Number of Shares of Common Stock to Be Purchased: 2,050,000

Total Purchase Price: $2,234,500